UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

ENGILITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35487	61-1748527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4803 Stonecroft Blvd. Chantilly, Virginia		20151
(Address of Principal Executive Offices)		(Zip Code)

(703) 633-8300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Reference is made to the Proxy Statement filed by Engility Holdings, Inc. (“Engility” or the “Company”) with the Securities and Exchange Commission on December 4, 2018 (as amended and supplemented from time to time, and including the documents annexed thereto or incorporated therein, the “Proxy Statement”). The Proxy Statement relates to the Agreement and Plan of Merger, dated as of September 9, 2018, by and among Engility, Science Applications International Corporation (“SAIC”) and Raptors Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of SAIC, pursuant to which, Merger Sub will be merged with and into Engility, and Engility will become a wholly-owned subsidiary of SAIC (the “merger”). Except as otherwise set forth below, the information set forth in the Proxy Statement remains unchanged and is incorporated by reference as relevant to the items in this Current Report on Form 8-K. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Proxy Statement.

Explanatory Note:

In connection with the litigation described in the Proxy Statement under the heading “Litigation Relating to the Merger”, the Company is providing certain additional disclosures that are supplemental to those contained in the Proxy Statement. This supplemental information should be read in conjunction with the Proxy Statement, which we urge you to read in its entirety. With respect to the litigation, the defendants deny that any further supplemental disclosure was required under any applicable rule, statute, regulation or law. None of the defendants has admitted wrongdoing of any kind, including but not limited to inadequacies in any disclosure, the materiality of any disclosure that the plaintiffs contend should have been made, or any violation of any federal or state law, and nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

The additional disclosures are set forth below. Underlined text shows text being added to a referenced disclosure in the Proxy Statement. The additional disclosures are set forth below. Underlined text shows text being added to a referenced disclosure in the Proxy Statement. ~~Strikethrough text~~ shows text in the referenced disclosure that is being deleted.

1. The section of the Proxy Statement entitled “SAIC PROPOSAL I AND ENGILITY PROPOSAL I: THE MERGER AND THE STOCK ISSUANCE – Background of the Merger” is hereby amended as follows:

a)	Amend and restate the third paragraph under the heading “Background of the Merger” as follows:

. . . . To facilitate the exchange of confidential information and further discussions, Engility and SAIC entered into a non-disclosure agreement on February 26, 2018 (which was subsequently amended on July 31, 2018 to, among other things, add customary “standstill” provisions that would terminate in certain situations, including the entry by Engility into a combination agreement with a third party that, if consummated, would result in a third party acquiring at least a majority of the outstanding equity securities of Engility or at least a majority of the assets of Engility).

b)	Amend and restate the second sentence of the last paragraph on page 44 of the Proxy Statement as follows:

. . . . Following this conversation, Engility entered into a non-disclosure agreement with Company A on that same date to facilitate the mutual exchange of confidential information (which was subsequently amended on July 12, 2018 to, among other things, add customary “standstill” provisions that would terminate in certain situations, including the entry by Engility into a combination agreement with a third party that, if consummated, would result in a third party acquiring at least a majority of the outstanding equity securities of Engility or at least a majority of the assets of Engility).

c)	Amend and restate the eighth full paragraph on page 45 of the Proxy Statement as follows:

On July 2, 2018, Engility entered into a non-disclosure agreement with Company C to facilitate the exchange of confidential information and further discussions between Engility and Company C. The non-disclosure agreement with Company C included customary “standstill” provisions that would terminate in certain situations, including the entry by Engility into a combination agreement with a third party that, if consummated, would result in a third party acquiring at least a majority of the outstanding equity securities of Engility or at least a majority of the assets of Engility.

d)	Amend and restate the fourth paragraph from the bottom of page 45 of the Proxy Statement as follows:

On July 10, 2018, Company B entered into a non-disclosure agreement with Engility to facilitate the exchange of confidential information and further discussions between Engility and Company B. The non-disclosure agreement with Company B included customary “standstill” provisions that would terminate in certain situations, including the entry by Engility into a combination agreement with a third party that, if consummated, would result in a third party acquiring at least a majority of the outstanding equity securities of Engility or at least a majority of the assets of Engility.

e)	Amend and restate the last sentence of the third full paragraph on page 47 of the Proxy Statement as follows:

. . . . Company D entered into a non-disclosure agreement with Engility on July 25, 2018 and met with members of Engility management on July 26, 2018. The non-disclosure agreement with Company D included customary “standstill” provisions that would terminate in certain situations, including the entry by Engility into a combination agreement with a third party that, if consummated, would result in a third party acquiring at least a majority of the outstanding equity securities of Engility or at least a majority of the assets of Engility.

2. The section of the Proxy Statement entitled “Opinion of Engility’s Financial Advisor” and the heading “Summary of Financial Analyses” is hereby amended as follows:

a)	The third bullet point under the subsection “Engility Discounted Cash Flow Analyses” is hereby amended as follows:

•

In estimating Engility’s terminal/continuing value, Guggenheim Securities used a reference range of perpetual growth rates of Engility’s terminal year normalized after-tax unlevered free cash flow of 2.00% - 3.00%. The terminal/continuing values implied by the foregoing perpetual growth rate reference range were cross-checked for reasonableness by reference to Engility’s implied terminal year EBITDA multiples, which ranged from 8.7x to 12.1x.

b)	The last paragraph on page 80 of the Proxy Statement under the subsection “Engility Selected Publicly Traded Companies Analysis” is hereby amended as follows:

Guggenheim Securities’ selected publicly traded companies analysis resulted in an overall reference range of (i) $26.45 - $48.36 per share excluding the estimated present value of Engility’s existing tax benefits ($27.84-$48.36 per share based on CY2018E EBITDA and $26.45 - $42.69 per share based on CY2019E EBITDA) and (ii) $31.90 - $54.07 per share including the estimated present value of Engility’s existing tax benefits ($33.29 to $54.07 per share based on CY2018E EBITDA and $31.90 - $48.40 per share based on CY2019E EBITDA) for purposes of evaluating Engility’s common stock on a stand-alone public market trading basis.

c)	The third bullet under the subsection “SAIC Discounted Cash Flow Analyses” is hereby amended as follows:

•

In estimating SAIC’s terminal/continuing value, Guggenheim Securities used a reference range of perpetual growth rates of SAIC’s terminal year normalized after-tax unlevered free cash flow of 2.00% - 3.00%. The terminal/continuing values implied by the foregoing perpetual growth rate reference range were cross-checked for reasonableness by reference to SAIC’s implied terminal year EBITDA multiples, which ranged from 9.3x to 13.8x.

d)	The last paragraph under the subsection “SAIC Selected Publicly Traded Companies Analysis” is hereby amended as follows:

Guggenheim Securities’ selected publicly traded companies analysis resulted in an overall reference range of $66.00 - $100.44 per share ($66.94-$100.44 per share based on CY2018E EBITDA and $66.00-$92.94 per share based on CY2019E EBITDA) for purposes of evaluating SAIC’s common stock on a stand-alone public market trading basis.

e)	The first paragraph under the subsection “Other Financial Reviews and Analyses” is hereby amended as follows:

Engility Illustrative Has/Gets Analysis (Based on Market Approach). Guggenheim Securities analyzed the pro forma impact of the transaction on the SAIC stock price and the implied Engility attributable per share equity value assuming that the value of the combined company would be equal to (i) SAIC’s then-current enterprise value, plus (ii) Engility’s then-current enterprise value, plus (iii) the capitalized value of synergies assuming a 9.0x capitalization multiple, less (iv) typical adjustments from enterprise value to equity value including debt, cash, minority interest and the PV of tax benefits (including NOLs). The assumed value of the combined company, excluding the capitalized value of synergies, implied a weighted-average, tax-adjusted trading enterprise value / CY2019E EBITDA multiple (based on weighted-average EBITDA contribution) of 13.4x.

Under those assumptions, the implied Engility attributable equity value would be $43.55 per share as compared to the then-current price of $36.24. Guggenheim Securities noted that assuming a synergies capitalization multiple equal to the then-current weighted average trading enterprise value / CY2019E EBITDA multiple (~~based on weighted-average EBITDA contribution~~ or 13.4x) resulted in an implied Engility attributable equity value of $45.95 per share as compared to the then-current price of $36.24.

f)	The third paragraph under the subsection “Other Considerations” on page 84 is hereby amended as follows:

Aside from its current engagement by Engility, Guggenheim Securities has not been previously engaged during the past two years by Engility, nor has Guggenheim Securities been previously engaged during the past two years by SAIC, to provide financial advisory, capital markets, ~~or other~~ investment banking or other services for which Guggenheim Securities received fees. Guggenheim Securities may seek to provide Engility and SAIC and their respective affiliates with certain financial advisory and investment banking services unrelated to the merger in the future, for which services Guggenheim Securities would expect to receive compensation.

3. The section of the Proxy Statement entitled “Certain Forecasts Prepared by Engility” and the heading “Summary of Certain Unaudited Forecasted Financial Information of Engility” is hereby amended as follows:

a)	The table on page 93 of the Proxy Statement and the accompanying footnotes are hereby amended and restated as follows:

	December 31,
(in millions)	2018E		2019E	2020E	2021E	2022E
Revenue	$1,914		$1,969	$2,044	$2,126	$2,212
Adjusted EBITDA(1)(2)	$174		$177	$183	$192	$199
GAAP Depreciation and Amortization	44		44	42	42	42
Adjusted Operating Income(3)	$130		$133	$141	$150	$157
Unlevered Cash Taxes(4)	43		44	46	48	50
Capital Expenditures	15		15	15	15	15
Increase / (Decrease) in Working Capital	11		4	(7)	4	9
Unlevered Free Cash Flow(~~3~~5)	$51	(~~4~~6)	$114	$130	$125	$126

(1)

Engility’s non-GAAP adjusted projections exclude the impact of the following, where applicable: loss or gain on the disposal or sale of property, plant and equipment, acquisition and integration-related expenses, restructuring costs and legal and settlement costs, but includes stock based compensation expense. These non-GAAP financial measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies.

(2)	“Adjusted EBITDA” is defined as estimated earnings before interest, taxes and depreciation and amortization expense excluding the pre-tax non-GAAP adjustments described in Note 1 above.
(3)	Adjusted Operating Income calculated as Adjusted EBITDA less GAAP Depreciation and Amortization.
(~~3~~4)

~~Unlevered free cash flow is calculated as Adjusted EBITDA less cash taxes, less capital expenditures, and less changes in working capital~~Assumes a 26% effective cash tax rate. Please note it does not include the impact of Engility’s existing tax amortization benefit (goodwill and intangibles) and balance of net operating losses primarily related to its merger with TASC, Inc.

(5)	Unlevered Free Cash Flow is calculated as Adjusted EBITDA less Unlevered Cash Taxes, less Capital Expenditures, and less Increase / (Decrease) in Working Capital.
(~~4~~6)	Represents six months ended December 31, 2018.

b)	The first footnote relating to the table on page 94 of the Proxy Statement is hereby amended as follows:

The adjustments made by Engility management to the SAIC unaudited forecasted financial information resulted primarily from changes to assumed re-compete and new business win rates based on Engility management’s view of the underlying assumptions, taking into consideration the current market conditions, competitive environment, as well as actual performance throughout the year. Engility management also made adjustments to the assumed margin profile of certain opportunities being competed (re-compete and new business). Lastly, Engility management adjusted the SAIC unaudited financial information to account for the delta between budgeted and actual performance during the first half of FY2019 (or the six month period beginning February 3, 2018 and ending August 3, 2018).

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition of Engility, SAIC filed with the SEC, on December 3, 2018, an amendment to the registration statement on Form S-4 that was originally filed on October 18, 2018. The registration statement includes a joint proxy statement/prospectus of SAIC and Engility that also constitutes a prospectus of SAIC. The Registration Statement was declared effective by the SEC on December 4, 2018, and Engility and SAIC commenced mailing the definitive joint proxy statement/prospectus to their respective stockholders on or about December 4, 2018 seeking their approval of the proposed transactions.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT SAIC, ENGILITY, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from SAIC at its website, www.saic.com, or from Engility at its website, www.engility.com.

Participants in Solicitation

SAIC, Engility, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SAIC and Engility in connection with the proposed transaction. Information about SAIC’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 29, 2018 and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 25, 2018. Information about Engility’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 2, 2018, and the proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 13, 2018. Investors may obtain more detailed information regarding the direct and indirect interests of SAIC, Engility, and their respective executive officers and directors in the transaction by reading the definitive joint proxy statement/prospectus regarding the transaction, which has been filed with the SEC.

Forward-Looking Statements

Certain statements in this written communication contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995 that involves risks and uncertainties concerning the proposed transaction between SAIC and Engility, SAIC’s and Engility’s expected financial performance, and SAIC’s and Engility’s strategic and operational plans. In some cases, you can identify forward-looking statements by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” and similar words or phrases. Forward-looking statements in this written communication include, among others, statements regarding benefits of the proposed acquisition (including anticipated future financial operating performance and results), estimates of future revenues, operating income, earnings, earnings per share, charges, backlog, outstanding shares and cash flows, as well as statements about future dividends, share repurchases and other capital deployment plans. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from the forward-looking statements made in this written communication depending on a variety of factors, including: the possibility that the transaction will not close or that the closing may be delayed; the possibility that SAIC or Engility may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the risk that Engility will not be integrated successfully into SAIC following the consummation of the acquisition and the risk that revenue opportunities, cost savings, synergies and other anticipated benefits from the merger may not be fully realized or may take longer to realize than expected, diversion of management’s attention from normal daily operations of the business and the challenges of managing larger and more widespread operations resulting from the acquisition, difficulties in entering markets in which we have previously had limited direct prior experience, the potential loss of customers and other business partners following announcement of the acquisition, our ability to obtain financing on anticipated terms, compliance with new bank financial and other covenants, assumption of the known and unknown liabilities of the acquired company, recordation of goodwill and nonamortizable intangible assets subject to regular impairment testing and potential impairment charges, incurrence of amortization expenses related to certain intangible assets, assumption that we will enjoy material future tax benefits acquired in connection with the acquisition, developments in the U.S. government defense and intelligence community budgets, including budget reductions, implementation of spending cuts (sequestration) or changes in budgetary priorities; delays in the U.S. government budget process or approval to raise the U.S. debt ceiling; delays in the U.S. government contract procurement process or the award of contracts; delays or loss of contracts as result of competitor protests; changes in U.S. government procurement rules, regulations and practices; our compliance with various U.S. government and other government procurement rules and regulations; governmental reviews, audits and investigations of our company; our ability to effectively compete and win contracts with the

U.S. government and other customers; our ability to attract, train and retain skilled employees, including our management team, and to retain and obtain security clearances for our employees; our ability to accurately estimate costs associated with our firm-fixed-price and other contracts; cybersecurity, data security or other security threats, systems failures or other disruptions of our business; resolution of legal and other disputes with our customers and others or legal or regulatory compliance issues, including in relation to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; our ability to effectively deploy capital and make investments in our business; our ability to maintain relationships with prime contractors, subcontractors and joint venture partners; our ability to manage performance and other risks related to customer contracts; the adequacy of our insurance programs designed to protect us from significant product or other liability claims; our ability to declare future dividends based on our earnings, financial condition, capital requirements and other factors, including compliance with applicable laws and contractual agreements; and our ability to execute our business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks that we face. These are only some of the factors that may affect the forward-looking statements contained in this written communication. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors, nor can we predict the impact of each such factor on the proposed transaction or the combined company. For further information concerning risks and uncertainties associated with our business, please refer to the filings on Form 10-K, 10-Q and 8-K that SAIC or Engility make from time to time with the SEC, including the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” sections of SAIC’s and Engility’s Annual Reports on Form 10-K which may be viewed or obtained through the Investor Relations section of SAIC’s web site at www.investors.saic.com or Engility’s web site at www.engility.com.

All information in this written communication is as of the date hereof. SAIC and Engility expressly disclaim any duty to update any forward-looking statement provided in this written communication to reflect subsequent events, actual results or changes in SAIC’s or Engility’s expectations. SAIC and Engility also disclaim any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: December 31, 2018

	By:	/s/ Tom Miiller
Tom Miiller
Senior Vice President, General Counsel and Corporate Secretary